[LOGO] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       MARCH 31, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)
[Graphic Omitted]

                                         MFS(R) INTERNATIONAL
                                           OPPORTUNITIES FUND

                                         MFS(R) INTERNATIONAL
                                        STRATEGIC GROWTH FUND

                                         MFS(R) INTERNATIONAL
                                                   VALUE FUND

MFS(R) INTERNATIONAL OPPORTUNITIES FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                                CUSTODIAN
Richard B. Bailey* - Private Investor;                  State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS(R) Investment Management                            INVESTOR INFORMATION
                                                        For MFS stock and bond market outlooks, call toll
Peter G. Harwood - Private Investor                     free: 1-800-637-4458 anytime from a touch-tone
                                                        telephone.
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services      For information on MFS mutual funds, call your
company)                                                financial adviser or, for an information kit, call
                                                        toll free: 1-800-637-2929 any business day from 9
Lawrence T. Perera - Partner, Hemenway & Barnes         a.m. to 5 p.m. Eastern time (or leave a message
(attorneys)                                             anytime).

William J. Poorvu - Adjunct Professor, Harvard          INVESTOR SERVICE
University Graduate School of Business                  MFS Service Center, Inc.
Administration                                          P.O. Box 2281
                                                        Boston, MA 02107-9906
Charles W.Schmidt - PrivateInvestor
                                                        For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice                1-800-225-2606 any business day from 8 a.m. to
President, Director, and Secretary, MFS Investment      8 p.m. Eastern time.
Management
                                                        For service to speech- or hearing-impaired, call
Jeffrey L. Shames* - Chairman, Chief Executive          toll free: 1-800-637-6576 any business day from
Officer, and Director, MFS Investment Management        9 a.m. to 5 p.m. Eastern time. (To use this service,
                                                        your phone must be equipped with a
Elaine R. Smith - Independent Consultant                Telecommunications Device for the Deaf.)

David B. Stone - Chairman and Director, North           For share prices, account balances, and exchanges,
American Management Corp. (investment advisers)         call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                        anytime from a touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company                WORLD WIDE WEB
500 Boylston Street                                     www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
David A. Antonelli*
David R. Mannheim*
Frederick J. Simmons*

Treasurer
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed- income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed- income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS International Opportunities Fund

Dear Shareholders,
For the six months ended March 31, 1999, both Class A and Class I shares of the Fund provided a total return of 21.68%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.52% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad unmanaged index of non-U.S. equities. During the period, the average international fund as tracked by Lipper Analytical Services, an independent firm that reports mutual fund performance, returned 18.22%.

The Fund seeks capital appreciation by investing in small-capitalization companies that we believe can offer above-average growth. The Fund can invest up to 35% of its assets in emerging market stocks, although our current weighting there is lower.

The Fund benefited from investments in Europe's publishing and media sector. Last year, fears of an economic slowdown hurt the share prices of those companies and provided an excellent buying opportunity. We bought Taylor Nelson, a British market research company; Aegis Group, a British advertising and media consulting company; Mediaset, an Italian television broadcaster; and TFI, a French television network. Recently each of these companies has shown surprisingly strong revenue and earnings growth. Another sector helping performance was telecommunications. The cellular communications industry has exploded in Europe and around the world, raising prices of virtually all cellular company stocks. Several such companies have benefited the Fund, including Mannesmann in Germany and Helsinki Telephone in Finland. We also have seen a sharp increase in revenues coming from data transmission. Equant, a Dutch company, is a beneficiary of this trend and has contributed positively to performance during the period.

Stocks that have not performed particularly well include some smaller Dutch companies such as Hunter Douglas, which makes home decorating supplies, and Ahrend, which makes office furniture. Both companies were impacted by concerns about a slowing European economy. Two other Dutch companies, Fugro and IHC Caland, are involved in oil services. Their stocks performed poorly last year because oil prices declined. We still believe in the long-term prospects for each of these companies and think their current prices are attractive based on our earnings projections for them.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

MFS International Strategic Growth Fund

Dear Shareholders,
For the six months ended March 31, 1999, Class A shares of the Fund provided a total return of 26.67% and Class I shares returned 26.72%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.52% return for the MSCI EAFE Index and to an 18.22% return for the average international fund as reported by Lipper.

The Fund seeks capital appreciation by investing predominantly in non-U.S. companies. Though we can invest in U.S. companies, we'll only do so if a company conducts the majority of its business outside the United States. We look for global firms that we feel can sustain above-average growth and that also are trading at attractive prices relative to their earnings. We use a strict bottom-up, fundamental analysis of companies rather than top-down regional allocations.

The Fund's strong performance was helped by the rebound in international markets. The rebound began in early October as some Asian countries and other emerging markets began to benefit from market and economic reforms. European markets also advanced as governments continued taking deficit-cutting steps to prepare for the January 1999 launch of the single European currency.

One beneficiary of this favorable environment was the European financial services industry. Companies such as Union des Assurances Federales in France and Storebrand in Sweden consolidated operations, cut costs and made other structural changes, all of which produced increased profits and higher stock prices. The Fund also earned good performance from its bank holdings, such as Anglo Irish Bank and Banco Pinto & Sotto Mayor in Portugal, which are in smaller markets and enjoy dominant positions.

Improvements in the international consumer sector also helped the Fund. For example, the Fund has holdings in three Japanese Coca-Cola bottling companies, Sanyo, Mikuni and Chukyo. In an effort to reduce costs, Coca-Cola is consolidating its bottling operations in Japan. We believe these three companies will either be among the survivors or be bought at premiums to their current stock prices. Galileo International, which provides reservation systems to travel agents, also contributed to performance. The company, whose revenue is based on the number of passengers booked rather than on trip prices, has benefited from increasing air travel.

Underperformers included three European aerospace companies: British Aerospace, Saab in Sweden, and Thomson CSF in France. Their stocks declined over uncertainty about consolidation in the European aircraft industry.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

MFS International Value Fund

Dear Shareholders,
For the six months ended March 31, 1999, Class A shares of the Fund provided a total return of 18.43% and Class I shares returned 18.52%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.52% return for the MSCI EAFE Index and to an 18.22% return for the average international fund as reported by Lipper.

We continue to favor European equities because we believe they offer good growth prospects at reasonable prices. We expect good performance from Cable & Wireless Communications of Great Britain and from UBS, a Swiss bank. Cable & Wireless is taking advantage of European telecommunications growth. UBS weathered last year's turmoil relatively well. Many financial services companies are benefiting from consolidation, which could lead to cost cutting and strong earnings.

Within the utilities and communications sector, we favor communications companies because we believe they stand to gain from the explosive growth of cellular telephone and Internet services. Holdings include Sprint in the United States, which has benefited from consolidation, and Mannesmann in Germany. The cellular communications industry has transformed Mannesmann from an engineering company to a cellular company.

We reduced or eliminated positions in a few companies that reported disappointing earnings. We reduced Nestle, for example, because its sales in less-developed countries were impacted more than expected. However, we still think its long-term prospects are good. We sold Ciba, a specialty chemical company, because increasing industry competition has hurt its pricing power.

    Respectfully,

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Currently each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF MARCH 31, 1999

INTERNATIONAL OPPORTUNITIES FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +21.68%            +2.89%           +14.62%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +2.89%           + 9.70%
-------------------------------------------------------------------------------
SEC Results                          --              -2.00%           + 6.14%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +21.68%            +2.89%           +14.62%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +2.89%           + 9.70%
-------------------------------------------------------------------------------

INTERNATIONAL STRATEGIC GROWTH FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +26.67%            +7.18%           +22.62%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +7.18%           +14.84%
-------------------------------------------------------------------------------
SEC Results                          --              +2.09%           +11.11%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +26.72%            +7.45%           +22.92%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +7.45%           +15.03%
-------------------------------------------------------------------------------

INTERNATIONAL VALUE FUND

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +18.43%            +7.17%           +24.00%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +7.17%           +15.71%
-------------------------------------------------------------------------------
SEC Results                          --              +2.08%           +11.95%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                 6 Months            1 Year     Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return           +18.52%            +7.16%           +24.09%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +7.16%           +15.77%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1999.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1999

MFS INTERNATIONAL OPPORTUNITIES FUND
Stocks - 114.0%
-----------------------------------------------------------------------------
ISSUER                                                    SHARES        VALUE
-----------------------------------------------------------------------------
Foreign Stocks - 109.8%
  Australia - 1.5%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                               800   $    5,825
    QBE Insurance Group Ltd. (Insurance)*                  2,087        8,694
                                                                   ----------
                                                                   $   14,519
-----------------------------------------------------------------------------
  Bermuda - 0.2%
    Dairy Farm International Holdings Ltd. (Supermarkets)  2,000   $    2,320
-----------------------------------------------------------------------------
  Canada - 3.2%
    BCE, Inc. (Telecommunications)                           150   $    6,647
    Canadian National Railway Co. (Railroads)                200       11,125
    CGI Group, Inc. (Technology)*                            275        5,998
    Newcourt Credit Group, Inc. (Finance)                    200        5,413
    Northern Telecom Ltd. (Telecommunications)                50        3,106
                                                                   ----------
                                                                   $   32,289
-----------------------------------------------------------------------------
  Chile - 0.9%
    Administradora de Fondas de Pensiones Provida
      (Financial Services)                                    500  $    9,375
-----------------------------------------------------------------------------
  Estonia - 0.3%
    Eesti Telekom (Telecommunications)*                      110   $    2,470
-----------------------------------------------------------------------------
  Finland - 6.6%
    Helsingin Puhelin Oy (Telecommunications)                315   $   15,422
    Helsingin Puhelin Oy (Telecommunications)*                 4       12,447
    Nokia Ab Oy (Telecommunications)                          55        8,863
    Nokia Corp., ADR (Telecommunications)                     25        3,894
    Pohjola Group Insurance Corp. (Insurance)                110        5,826
    Rapala Normark Corp. (Consumer Goods and Services)*      300        2,341
    Sampo (Electronics)                                      180        5,642
    Tieto Corp. (Computer Software - Systems)                290       11,957
                                                                   ----------
                                                                   $   66,392
-----------------------------------------------------------------------------
  France - 14.3%
    Alcatel (Telecommunications)                              55   $    6,331
    Banque Nationale de Paris (Banks and Credit Cos.)         40        3,485
    Bouygues (Construction)                                   30        8,333
    Castorama Dubois Investisse (Building Products)           40        8,387
    Compagnie Generale de Geophysique S.A., ADR
      (Oil Services)*                                        800        6,250
    Pernod Ricard Co. (Beverages)                            100        6,361
    Renault Regie Nationale (Automobiles)                    400       14,107
    Sanofi S.A. (Medical and Health Products)                 80       13,488
    SEITA (Tobacco)                                          205       13,947
    Societe Generale (Banks and Credit Cos.)                  50        9,619
    Television Francaise (Entertainment)                      65       12,217
    Total S.A., "B" (Oils)                                   170       20,964
    Union des Assurances Federales S.A. (Insurance)           65        7,798
    Valeo S.A. (Automotive)                                  155       12,145
                                                                   ----------
                                                                   $  143,432
-----------------------------------------------------------------------------
  Germany - 7.4%
    Bayer Hypo Vereins (Banks and Credit Cos.)               175   $   10,478
    Henkel KGaA (Chemicals)                                  135        9,922
    Mannesmann AG (Conglomerate)                             275       35,161
    Marschollek Lauten (Finance)                              20       10,829
    SAP AG, ADR (Computer Software -- Systems)##             150        3,975
    Wella AG (Consumer Goods and Services)*                    5        3,540
                                                                   ----------
                                                                   $   73,905
-----------------------------------------------------------------------------
  Greece - 2.1%
    Antenna TV S.A., ADR (Broadcasting)*                     200   $    2,600
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                   493       12,002
    Stet Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                  215        6,369
                                                                   ----------
                                                                   $   20,971
-----------------------------------------------------------------------------
  Hong Kong - 0.8%
    Li & Fung Ltd. (Wholesale)                             4,000   $    8,466
-----------------------------------------------------------------------------
  Hungary - 2.5%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*         750   $   20,063
    OTP Bank (Banks and Credit Cos.)                         140        5,397
                                                                   ----------
                                                                   $   25,460
-----------------------------------------------------------------------------
  Ireland - 3.4%
    Allied Irish Bank PLC (Banks and Credit Cos.)            431   $    7,428
    Anglo Irish Bank PLC (Banks and Credit Cos.)*          9,489       26,952
                                                                   ----------
                                                                   $   34,380
-----------------------------------------------------------------------------
  Italy - 8.4%
    Banca Carige S.p.A. (Banks and Credit Cos.)            1,420   $   12,646
    Mediaset S.p.A. (Entertainment)                        1,850       17,415
    San Paolo Imi S.p.A (Banks and Credit Cos.)*             836       13,598
    Telecom Italia Mobile S.p.A. (Telecommunications)      3,100       11,995
    Telecom Italia S.p.A. (Telecommunications)*            2,700       28,715
                                                                   ----------
                                                                   $   84,369
-----------------------------------------------------------------------------
  Japan - 7.3%
    Canon, Inc., ADR (Special Products and Services)         700   $   16,712
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)      1,000       11,554
    Chukyo Coca-Cola Bottling Co., Ltd.
      (Food and Beverage Products)                         1,000       10,540
    Mikuni Coca-Cola Bottling Co.
      (Food and Beverage Products)                         1,000       21,622
    Olympus Optical Co. (Conglomerate)                     1,000       13,176
                                                                   ----------
                                                                   $   73,604
-----------------------------------------------------------------------------
  Mexico - 1.8%
    Cifra S.A., ADR (Retail)*                              1,025   $   15,503
    Grupo Iusacell S.A. (Telecommunications)*                350        2,800
                                                                   ----------
                                                                   $   18,303
-----------------------------------------------------------------------------
  Netherlands - 13.0%
    Akzo Nobel N.V. (Chemicals)                              161   $    5,968
    Benckiser N.V., "B" (Consumer Goods and Services)        450       25,266
    Equant N.V., (Computer Software - Services)*             150       11,287
    Fugro N.V. (Engineering)*                                737       17,126
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                             495       14,445
    IHC Caland N.V. (Marine Equipment)*                      321       12,143
    ING Groep N.V. (Financial Services)*                     269       14,842
    Koninklijke Ahold N.V. (Supermarkets)*                   145        5,563
    Koninklijke Ahrend Groep N.V. (Consumer Goods
      and Services)*                                         753       13,144
    United Pan- Europe Communications
      (Telecommunications)*                                  200        7,847
    Wolters Kluwer N.V. (Publishing)*                         15        2,724
                                                                   ----------
                                                                   $  130,355
-----------------------------------------------------------------------------
  Poland - 0.7%
    Agora S.A. (Entertainment)*                              220   $    2,376
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)       260        4,985
                                                                   ----------
                                                                   $    7,361
-----------------------------------------------------------------------------
  Portugal - 2.1%
    Banco Espirito Santo e Comercial de Lisboa S.A.
      (Banks and Credit Cos.)                                200   $    5,391
    Banco Pinto & Sotto Mayor S.A. (Banks and
      Credit Cos.)                                           287        5,667
    BPI SGPS, S.A. (Banks and Credit Cos.)                   260        7,911
    Telecel Comunicacaoes Pessoais S.A.
      (Telecommunications)                                    15        2,391
                                                                   ----------
                                                                   $   21,360
-----------------------------------------------------------------------------
  Singapore - 1.9%
    Hong Leong Finance Ltd. (Finance)+                     5,000   $    8,169
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                          1,000       11,066
                                                                   ----------
                                                                   $   19,235
-----------------------------------------------------------------------------
  Spain - 2.4%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)       100   $    6,442
    Cortefiel S.A. (Retail)                                  170        3,950
    Telefonica de Espana S.A., ADR (Telecommunications)      106       13,541
                                                                   ----------
                                                                   $   23,933
-----------------------------------------------------------------------------
  Sweden - 4.9%
    Astra AB (Pharmaceuticals)                               355   $    8,071
    Celsius AB (Aerospace)                                 1,200       19,750
    Ericsson LM, "B" (Telecommunication Equipment)           250        6,096
    Hennes & Mauritz (Consumer Goods and Services)           100        7,558
    Saab AB, "B" (Aerospace)*                              1,000        7,985
                                                                   ----------
                                                                   $   49,460
-----------------------------------------------------------------------------
  Switzerland - 5.0%
    Barry Callebaut AG (Food and Beverage Products)          130   $   26,180
    Novartis AG (Medical and Health Products)                  4        6,501
    UBS AG (Banks and Credit Cos.)*                           55       17,312
                                                                   ----------
                                                                   $   49,993
-----------------------------------------------------------------------------
  United Kingdom - 19.1%
    Aegis Group PLC (Advertising)                          3,100   $    6,779
    BP Amoco PLC (Oils)*                                     494        8,347
    BP Amoco PLC, ADR (Oils)                                 106       10,699
    British Aerospace PLC (Aerospace and Defense)*         1,695       11,325
    Cable & Wireless Communication (Telecommunications)*     200       11,313
    Capital Radio PLC (Broadcasting)                       1,600       17,687
    Colt Telecom Group PLC (Telecommunications)*              75        5,386
    Compass Group (Restaurants and Food Service)             300        3,471
    HSBC Holdings PLC (Financial Services)*                  225        7,251
    Kwik-Fit Holdings PLC (Automotive Repair Centers)        804        5,547
    Lloyds TSB Group PLC (Banks and Credit Cos.)             550        8,281
    Next PLC (Stores)                                      1,000       11,458
    Rentokil Initial PLC (Environmental Services)          1,200        7,359
    Sema Group PLC (Computer Software - Systems)             850        9,547
    Taylor Nelson Sofres PLC (Market Research)             8,350       18,596
    TeleWest Communications PLC (Entertainment)            5,000       21,625
    Tomkins PLC (Conglomerate)                             1,200        4,415
    Williams PLC (Conglomerate)                            2,410       15,557
    Zeneca Group PLC (Medical and Health Products)           140        6,629
                                                                   ----------
                                                                   $  191,272
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $1,103,224
-----------------------------------------------------------------------------
U.S. Stocks - 4.2%
  Business Services - 0.2%
    IMRglobal Corp.*                                         100   $    1,775
-----------------------------------------------------------------------------
  Conglomerates - 1.4%
    Sodexho Marriott Services, Inc.*                         640   $   14,120
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Galileo International, Inc.                              150   $    7,256
-----------------------------------------------------------------------------
  Electronics - 0.6%
    AMP, Inc.                                                119   $    6,389
-----------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Pharmacia & Upjohn, Inc.                                 200   $   12,475
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $   42,015
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,113,688)                    $1,145,239
Other Assets, Less Liabilities - (14.0)%                             (141,062
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $1,004,177
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1999

MFS INTERNATIONAL STRATEGIC GROWTH FUND
Stocks - 91.3%
----------------------------------------------------------------------------
ISSUER                                                    SHARES       VALUE
----------------------------------------------------------------------------
Foreign Stocks - 87.7%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)*                  3,693    $ 15,385
    Seven Network Ltd. (Entertainment)                        50         165
                                                                    --------
                                                                    $ 15,550
----------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                230    $ 12,794
----------------------------------------------------------------------------
  Finland - 4.4%
    Helsingin Puhelin Oyj (Telecommunications)               285    $ 13,954
    Helsingin Puhelin Oyj (Telecommunications)                 2       6,223
    Pohjola Group Insurance Corp. (Insurance)                154       8,155
    Tieto Corp. (Computer Software - Systems)                180       7,422
                                                                    --------
                                                                    $ 35,754
----------------------------------------------------------------------------
  France - 12.9%
    Castorama Dubois Investisse (Stores -
      Building Products)                                      50    $ 10,484
    Pernod Ricard Co. (Beverages)                            210      13,357
    Renault Regie Nationale (Automobiles)                    140       4,937
    Societe Generale (Banks and Credit Cos.)                  80      15,391
    Television Francaise (Entertainment)                      90      16,916
    Thomson CSF (Aerospace and Defense)                      295       9,023
    Total S.A., "B" (Oils)                                   170      20,964
    Union des Assurances Federales S.A.
      (Insurance)                                            110      13,196
                                                                    --------
                                                                    $104,268
----------------------------------------------------------------------------
  Germany - 6.4%
    Bayer Hypo Vereins (Banks and Credit Cos.)               155    $  9,281
    Henkel KGaA (Chemicals)                                  190      13,964
    Mannesmann AG (Conglomerate)                             170      21,736
    Wella AG (Consumer Goods and Services)*                   10       7,079
                                                                    --------
                                                                    $ 52,060
----------------------------------------------------------------------------
  Greece - 2.0%
    Antenna TV S.A., ADR (Broadcasting)*                     200    $  2,600
    Hellenic Telecommunication Organization
      S.A., GDR (Telecommunications)                         350       8,521
    Stet Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                  160       4,740
                                                                    --------
                                                                    $ 15,861
----------------------------------------------------------------------------
  Ireland - 2.4%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*          6,885    $ 19,555
----------------------------------------------------------------------------
  Italy - 5.7%
    Banca Carige S.p.A. (Banks and Credit Cos.)            1,000    $  8,906
    ERG S.p.A. (Oils)                                      1,800       5,953
    Mediaset S.p.A. (Entertainment)                        1,670      15,721
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                 4,000      15,477
                                                                    --------
                                                                    $ 46,057
----------------------------------------------------------------------------
  Japan - 13.0%
    Canon, Inc., ADR (Special Products and Services)         440    $ 10,505
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals) 1,000 11,554 Chukyo Coca-Cola Bottling Co., Ltd. (Food
      and Beverage Products)                               1,000      10,541
    Fujitsu Ltd. (Computer Hardware - Systems)             1,000      16,064
    Mikuni Coca-Cola Bottling Co. (Food and Beverage
      Products)                                            1,000      21,622
    Olympus Optical Co. (Conglomerate)                     1,000      13,176
    Sanyo Coca-Cola (Food and Beverage Products)           1,000      21,959
                                                                    --------
                                                                    $105,421
----------------------------------------------------------------------------
  Netherlands - 7.5%
    Akzo Nobel N.V. (Chemicals)                              250    $  9,268
    Benckiser N.V., "B" (Consumer Goods and Services)        490      27,512
    Fugro N.V. (Engineering)*                                166       3,857
    IHC Caland N.V. (Marine Equipment)*                      118       4,464
    ING Groep N.V. (Financial Services)*                     280      15,449
                                                                    --------
                                                                    $ 60,550
----------------------------------------------------------------------------
  Norway - 2.1%
    Sparebanken NOR (Banks and Credit Cos.)                  440    $  8,555
    Storebrand ASA (Insurance)                             1,200       8,866
                                                                    --------
                                                                    $ 17,421
----------------------------------------------------------------------------
  Portugal - 1.9%
    Banco Pinto & Sotto Mayor S.A. (Banks and
      Credit Cos.)                                           572    $ 11,295
    Telecel -- Comunicacaoes Pessoais S.A.
      (Telecommunications)                                    25       3,985
                                                                    --------
                                                                    $ 15,280
----------------------------------------------------------------------------
  Spain - 0.6%
    Cortefiel S.A. (Retail)                                  200    $  4,647
----------------------------------------------------------------------------
  Sweden - 6.3%
    Astra AB (Pharmaceuticals)                               630    $ 14,324
    Ericsson LM, "B" (Telecommunication Equipment)           630      15,361
    Saab AB, "B" (Aerospace)*                              2,700      21,560
                                                                    --------
                                                                    $ 51,245
----------------------------------------------------------------------------
  Switzerland - 4.2%
    Barry Callebaut AG (Food and Beverage Products)           65    $ 13,090
    Novartis AG (Medical and Health Products)                  3       4,876
    UBS AG (Banks and Credit Cos.)                            52      16,367
                                                                    --------
                                                                    $ 34,333
----------------------------------------------------------------------------
  United Kingdom - 14.8%
    BP Amoco PLC (Oils)*                                   1,071    $ 18,096
    British Aerospace PLC (Aerospace and Defense)*         4,380      29,263
    Cable & Wireless Communications PLC
      (Telecommunications)*                                1,350      15,251
    Capital Radio PLC (Broadcasting)                         550       6,080
    LucasVarity PLC (Automotive)                           1,800       8,315
    Next PLC (Stores)                                      1,380      15,812
    TeleWest Communications PLC (Entertainment)            3,200      13,840
    Tomkins PLC (Conglomerate)                             1,900       6,991
    Zeneca Group PLC (Medical and Health Products)           140       6,629
                                                                    --------
                                                                    $120,277
----------------------------------------------------------------------------
Total Foreign Stocks                                                $711,073
----------------------------------------------------------------------------

U.S. Stocks - 3.6%
  Business Services - 3.6%
    Galileo International, Inc.                              600    $ 29,025
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $690,887)                            $740,098
----------------------------------------------------------------------------
Short-Term Obligations - 6.8%
----------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
----------------------------------------------------------------------------
    Federal Home Loan Bank, due 4/01/99, at Amortized Cost  $ 55    $ 55,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $745,887)                       $795,098
Other Assets, Less Liabilities - 1.9%                                 15,163
----------------------------------------------------------------------------
Net Assets - 100.0%                                                 $810,261
----------------------------------------------------------------------------
* Non-income producing security.

PORTFOLIO OF INVESTMENTS  (Unaudited) - March 31, 1999

MFS INTERNATIONAL VALUE FUND
Stocks - 90.7%
-------------------------------------------------------------------------------
ISSUER                                                       SHARES       VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 73.6%
  Australia - 3.2%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                                  900  $    6,553
    QBE Insurance Group Ltd. (Insurance)*                     6,055      25,224
    Seven Network Ltd. (Entertainment)                        1,463       4,837
                                                                     ----------
                                                                     $   36,614
-------------------------------------------------------------------------------
  Austria - 0.9%
    Austria Tabak AG (Tobacco)                                  151  $   10,184
-------------------------------------------------------------------------------
  Bermuda - 0.8%
    Dairy Farm International Holdings Ltd.
      (Retail Stores - Supermarkets)                          8,000  $    9,280
-------------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co. (Railroads)                   446  $   24,809
-------------------------------------------------------------------------------
  Finland - 1.3%
    Helsingin Puhelin Oyj (Telecommunications)                  297  $   14,541
-------------------------------------------------------------------------------
  France - 12.8%
    Pernod Ricard Co. (Beverages)                               100  $    6,360
    Pinault Printemps Redoute (Retailer)                        187      29,872
    Sanofi S.A. (Medical and Health Products)                    64      10,791
    SEITA (Tobacco)                                             524      35,651
    Television Francaise (Entertainment)                        101      18,983
    Thomson CSF (Aerospace and Defense)                         297       9,084
    Total S.A., ADR (Oils)                                       77       4,697
    Union des Assurances Federales S.A. (Insurance)             256      30,712
                                                                     ----------
                                                                     $  146,150
-------------------------------------------------------------------------------
  Germany - 3.9%
    Bayer Hypo Vereins (Banks and Credit Cos.)                  100  $    5,988
    Henkel KGaA (Chemicals)                                     147      10,804
    Mannesmann AG (Conglomerate)                                223      28,512
                                                                     ----------
                                                                     $   45,304
-------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                      574  $   13,974
-------------------------------------------------------------------------------
  Ireland - 1.3%
    Allied Irish Bank PLC (Banks and Credit Cos.)               483  $    8,324
    Jefferson Smurfit Group PLC (Paper Co.)                   3,500       7,117
                                                                     ----------
                                                                     $   15,441
-------------------------------------------------------------------------------
  Italy - 5.7%
    Instituto Nazionale delle Assicurazioni (Insurance)       5,413  $   16,381
    San Paolo Imi S.p.A (Banks and Credit Cos.)*                617      10,036
    Telecom Italia S.p.A. (Telecommunications)                5,905      35,102
    Unione Immobiliare (Real Estate)*                         7,714       4,043
                                                                     ----------
                                                                     $   65,562
-------------------------------------------------------------------------------
  Japan - 8.4%
    Canon, Inc. (Special Products and Services)               1,000  $   24,747
    Fujitsu Ltd. (Computer Hardware - Systems)                1,000      16,064
    Olympus Optical Co. (Optical Goods)                       1,000      13,176
    Sanyo Coca Cola (Beverages)                               1,000      21,959
    Terumo Corp. (Pharmaceuticals)                            1,000      19,975
                                                                     ----------
                                                                     $   95,921
-------------------------------------------------------------------------------
  Netherlands - 10.7%
    Akzo Nobel N.V. (Chemicals)                                 367  $   13,605
    Benckiser N.V. "B" (Consumer Goods and Services)            297      16,676
    Equant N.V. (Computer Software - Services)*                 100       7,525
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*     688      20,077
    IHC Caland N.V. (Marine Equipment)*                         328      12,408
    ING Groep N.V. (Financial Services)*                         59       3,255
    Koninklijke Ahold N.V., ADR (Food/Retail)                   200       7,650
    Royal Dutch Petroleum Co., ADR (Oils)                       115       5,980
    Unilever N.V. (Consumer Goods and Services)                 120       7,972
    Wolters Kluwer N.V. (Publishing)*                           149      27,055
                                                                     ----------
                                                                     $  122,203
-------------------------------------------------------------------------------
  Portugal - 2.0%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)      713  $   14,079
    Electricidade de Portugal S.A. (Utilities - Electric)       446       8,812
                                                                     ----------
                                                                     $   22,891
-------------------------------------------------------------------------------
  Spain - 2.8%
    Banco Popular Espanol S.A. (Banks And Credit Cos.)          100  $    6,442
    Telefonica de Espana (Utilities - Telephone)                595      25,266
                                                                     ----------
                                                                     $   31,708
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                                  345  $    7,844
    Ericsson LM, "B" (Telecommunication Equipment)              230       5,608
    Saab AB, "B" (Aerospace)*                                 1,753      13,998
    Skandia Forsakrings AB (Insurance)                          460       8,580
                                                                     ----------
                                                                     $   36,030
-------------------------------------------------------------------------------
  Switzerland - 2.3%
    Nestle S.A. (Food and Beverage Products)                      6  $   10,921
    UBS AG (Banks and Credit Cos.)*                              48      15,109
                                                                     ----------
                                                                     $   26,030
-------------------------------------------------------------------------------
  United Kingdom - 11.0%
    Allied Zurich (Insurance)*                                  479  $    6,455
    Avis Europe PLC (Auto Rental)                             1,447       5,488
    BP Amoco PLC, ADR (Oils)                                    100      10,094
    British Aerospace PLC (Aerospace and Defense)*            2,424      16,195
    Cable & Wireless Communications PLC
      (Telecommunications)                                      570       6,439
    Compass Group (Consumer Goods & Services)                 2,143      24,796
    Rentokil Initial PLC, (Environmental Services)              859       5,268
    Reuters Group PLC (Business Services)                     1,230      18,024
    Tomkins PLC (Conglomerate)                                1,708       6,284
    Williams PLC (Conglomerate)                               4,201      27,118
                                                                     ----------
                                                                     $  126,161
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  842,803
-------------------------------------------------------------------------------

U.S. Stocks - 17.1%
  Aerospace - 0.5%
    Raytheon Co., "A"                                           100  $    5,775
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.*                            120  $    2,130
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Newell Rubbermaid Inc.*                                     127  $    6,032
    Philip Morris Cos., Inc.                                    553      19,459
                                                                     ----------
                                                                     $   25,491
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Cooper Industries, Inc.                                     120  $    5,115
-------------------------------------------------------------------------------
  Electronics - 1.8%
    AMP, Inc.                                                   392  $   21,045
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Anheuser-Busch Cos., Inc.                                   230  $   17,523
-------------------------------------------------------------------------------
  Insurance - 2.9%
    American International Group, Inc.                          120  $   14,475
    ReliaStar Financial Corp.                                   446      19,011
                                                                     ----------
                                                                     $   33,486
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Pharmacia & Upjohn, Inc.                                    140  $    8,733
-------------------------------------------------------------------------------
  Special Products and Services - 5.0%
    McDonald's Corp.                                            550  $   24,922
    Xerox Corp.                                                 594      31,705
                                                                     ----------
                                                                     $   56,627
-------------------------------------------------------------------------------
  Stores - 0.7%
    Rite Aid Corp.                                              297  $    7,425
-------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Sprint Corp.                                                120  $   11,775
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  195,125
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $950,261)                             $1,037,928
-------------------------------------------------------------------------------
Short-Term Obligations - 7.4%
-------------------------------------------------------------------------------
                                                   PRINCIPAL AMOUNT
                                                      (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 4/01/99, at Amortized Cost   $   85  $   85,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,035,261)                      $1,122,928
Other Assets, Less Liabilities - 1.9%                                    22,186
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,145,114
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL
                                                          INTERNATIONAL          STRATEGIC        INTERNATIONAL
                                                          OPPORTUNITIES             GROWTH                VALUE
MARCH 31, 1999                                                     FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,113,688,
    $745,887 and $1,035,261, respectively)                   $1,145,239           $795,098           $1,122,928
  Cash                                                           13,583              1,636                1,818
  Foreign currency, at value (identified cost $1,740,
    $4,845 and $1,828, respectively)                              1,607              4,642                1,683
  Receivable for investments sold                                60,453             25,270               23,636
  Interest and dividends receivable                               3,587              3,104                3,194
  Other assets                                                       15                 13                    7
                                                             ----------           --------           ----------
      Total assets                                           $1,224,484           $829,763           $1,153,266
                                                             ----------           --------           ----------

Liabilities:
  Payable for Fund shares reacquired                         $  203,266           $  --              $   --
  Payable for investments purchased                              16,992             19,458                8,098
  Accrued expenses and other liabilities                             49                 44                   54
                                                             ----------           --------           ----------
      Total liabilities                                      $  220,307          $  19,502             $  8,152
                                                             ----------           --------           ----------
Net assets                                                   $1,004,177           $810,261           $1,145,114
                                                             ==========           ========           ==========

Net assets consist of:
  Paid-in-capital                                            $  898,626           $636,945           $  928,417
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                   31,433             48,977               87,518
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                78,818            127,624              134,072
  Accumulated distributions in excess of net investment
    income                                                       (4,700)            (3,285)              (4,893)
                                                             ----------           --------           ----------
      Total                                                  $1,004,177           $810,261           $1,145,114
                                                             ==========           ========           ==========
Shares of beneficial interest outstanding:
  Class A                                                        31,861             10,504               81,737
  Class I                                                        55,936             57,671               13,076
                                                             ----------           --------           ----------
      Total shares of beneficial interest outstanding            87,797             68,175               94,813
                                                             ==========           ========           ==========
Net assets:
  Class A                                                    $  364,318           $124,578           $  987,098
  Class I                                                       639,859            685,683              158,016
                                                             ----------           --------           ----------
      Total net assets                                       $1,004,177           $810,261           $1,145,114
                                                             ==========           ========           ==========

Class A shares:
  Net asset value, offering price, and redemption price
    per share (net assets / shares of beneficial interest
      outstanding)                                           $11.43              $11.86              $12.08
                                                             ======              ======              ======

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets / shares of beneficial interest
      outstanding)                                           $11.44              $11.89              $12.08
                                                             ======              ======              ======

See notes to financial statements

Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL
                                                        INTERNATIONAL            STRATEGIC        INTERNATIONAL
                                                        OPPORTUNITIES               GROWTH                VALUE
SIX MONTHS ENDED MARCH 31, 1999                                  FUND                 FUND                 FUND
---------------------------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                $  5,918             $  6,099             $  5,302
    Interest                                                      717                1,329                1,556
    Foreign taxes withheld                                       (452)                (525)                (321)
                                                             --------             --------             --------
      Total investment income                                $  6,183             $  6,903             $  6,537
                                                             --------             --------             --------
  Expenses -
    Management fee                                           $  5,885             $  4,593             $  6,083
    Shareholder servicing agent fee                               679                  665                  814
    Distribution and service fee (Class A)                      1,084                  246                2,700
    Administrative fee                                            133                  109                  132
    Custodian fee                                               5,123                5,351                4,326
    Printing                                                    1,415                1,740                  241
    Postage                                                       130                  133                  106
    Auditing fees                                               5,007                6,407                5,714
    Legal fees                                                  1,934                1,716                1,454
    Registration fees                                           2,886                3,161                1,484
    Miscellaneous                                                 546                  412                   21
                                                             --------             --------             --------
      Total expenses                                         $ 24,822             $ 24,533             $ 23,075
    Fees paid indirectly                                         (234)                 (70)                 (62)

Reduction of expenses by investment adviser and distributor   (14,024)             (16,219)             (12,371)
                                                             --------             --------             --------
      Net expenses                                           $ 10,564             $  8,244             $ 10,642
                                                             --------             --------             --------
        Net investment loss                                  $ (4,381)            $ (1,341)            $ (4,105)
                                                             --------             --------             --------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                  $ 98,121             $130,695             $148,361
    Foreign currency transactions                              (2,701)              (1,124)                (461)
                                                             --------             --------             --------
      Net realized gain on investments and foreign
        currency transactions                                $ 95,420             $129,571             $147,900
                                                             --------             --------             --------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $143,130             $100,899              $61,218
    Translation of assets and liabilities in foreign
        currencies                                                741                  335                 (139)
                                                             --------             --------             --------
      Net unrealized gain on investments and foreign
        currency translation                                 $143,871             $101,234             $ 61,079
                                                             --------             --------             --------
        Net realized and unrealized gain on
          investments and
          foreign currency                                   $239,291             $ 30,805             $208,979
                                                             --------             --------             --------
          Increase in net assets from operations             $234,910             $229,464             $204,874
                                                             ========             ========             ========

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED              PERIOD ENDED
                                                                       MARCH 31, 1999       SEPTEMBER 30, 1998*
INTERNATIONAL OPPORTUNITIES FUND                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                            $    (4,381)             $     7,483
  Net realized gain (loss) on investments and foreign
    currency transactions                                                      95,420                  (19,918)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                      143,871                 (112,438)
                                                                          -----------              -----------
      Increase (decrease) in net assets from operations                   $   234,910              $  (124,873)
                                                                          -----------              -----------

Distributions declared to shareholders -
  From net investment income (Class A)                                    $    (1,658)             $      --
  From net investment income (Class I)                                         (2,828)                    --
                                                                          -----------              -----------
      Total distributions declared to shareholders                        $    (4,486)             $      --
                                                                          -----------              -----------
Net increase (decrease) in net assets from Fund share
transactions                                                              $  (491,521)             $ 1,390,147
                                                                          -----------              -----------
      Total increase (decrease) in net assets                             $  (261,097)             $ 1,265,274
Net assets:
  At beginning of period                                                    1,265,274                     --
                                                                          -----------              -----------

  At end of period (including accumulated distributions in
    excess of net investment income and accumulated
    undistributed net investment income of $4,700 and $4,167,
    respectively)                                                         $ 1,004,177              $ 1,265,274
                                                                          ===========              ===========

*For the period from the commencement of the Fund's investment operations,  October 9, 1997, through September 30, 1998.

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED              PERIOD ENDED
                                                                       MARCH 31, 1999       SEPTEMBER 30, 1998*
INTERNATIONAL STRATEGIC GROWTH FUND                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                            $    (1,341)             $     4,893
  Net realized gain on investments and foreign currency
    transactions                                                              129,571                   28,142
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                               101,234                  (52,257)
                                                                          -----------              -----------
      Increase (decrease) in net assets from operations                   $   229,464              $   (19,222)
                                                                          -----------              -----------

Distributions declared to shareholders -
  From net investment income (Class A)                                    $      (335)             $      --
  From net investment income (Class I)                                         (3,397)                    --
  From net realized gain on investments and foreign currency transactions
    (Class A)                                                                  (2,982)                    --
  From net realized gain on investments and foreign currency transactions
    (Class I)                                                                 (30,212)                    --
                                                                          -----------              -----------
      Total distributions declared to shareholders                        $   (36,926)             $      --
                                                                          -----------              -----------
Net increase (decrease) in net assets from Fund share
   transactions                                                           $  (347,997)             $   984,942
                                                                          -----------              -----------
      Total increase (decrease) in net assets                             $  (155,459)             $   965,720
Net assets:
  At beginning of period                                                      965,720                     --
                                                                          -----------              -----------

  At end of period (including accumulated distributions in
    excess of net investment income and accumulated
    undistributed net investment income of $(3,285) and $1,788,
    respectively)                                                         $   810,261              $   965,720
                                                                          ===========              ===========

*For the period from the commencement of the Fund's investment operations,  October 9, 1997, through September 30, 1998.

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED              PERIOD ENDED
                                                                       MARCH 31, 1999       SEPTEMBER 30, 1998*
INTERNATIONAL VALUE FUND                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                            $    (4,105)             $    10,893
  Net realized gain on investments and foreign currency
    transactions                                                              147,900                    8,517
  Net unrealized gain on investments and foreign
    currency translation                                                       61,079                   26,439
                                                                          -----------              -----------
      Increase in net assets from operations                              $   204,874              $    45,849
                                                                          -----------              -----------

Distributions declared to shareholders -
  From net investment income (Class A)                                    $   (10,246)             $      --
  From net investment income (Class I)                                         (1,255)                    --
  From net realized gain on investments and foreign
    currency transactions
    (Class A)                                                                 (20,109)                    --
  From net realized gain on investments and foreign
    currency transactions
    (Class I)                                                                  (2,464)                    --
                                                                          -----------              -----------
      Total distributions declared to shareholders                        $   (34,074)             $      --
                                                                                                   -----------
Net increase (decrease) in net assets from Fund share
transactions                                                              $  (140,029)             $ 1,068,494
                                                                          -----------              -----------
      Total increase in net assets                                        $    30,771              $ 1,114,343
Net assets:
  At beginning of period                                                    1,114,343                     --
                                                                          -----------              -----------

  At end of period (including accumulated distributions
    in excess of net investment income and
    undistributed net investment income of $(4,893) and
    $10,713, respectively)                                                $ 1,145,114              $ 1,114,343
                                                                          ===========              ===========

*For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED           PERIOD ENDED       SIX MONTHS ENDED           PERIOD ENDED
                                         MARCH, 31, 1999    SEPTEMBER 30, 1998*         MARCH 31, 1999    SEPTEMBER 30, 1998*
                                             (UNAUDITED)                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.42                $ 10.00                 $ 9.42               $  10.00
                                                  ------                -------                 ------               --------
Income from investment operations# -
  Net investment income (loss)(S)                 $(0.04)               $  0.06                 $(0.04)                $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                2.09                  (0.64)                  2.10                  (0.65)
                                                  ------                -------                 ------               --------
      Total from investment operations            $ 2.05                $ (0.58)                $ 2.06               $  (0.58)
                                                  ------                -------                 ------               --------
Less distributions declared to shareholders
  from net investment income                      $(0.04)               $  --                   $(0.04)              $  --
                                                  ------                -------                 ------               --------
Net asset value - end of period                   $11.43                $  9.42                 $11.44               $   9.42
                                                  ======                =======                 ======               ========
Total return                                      21.68%++              (5.80)%++               21.68%++              (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.79%+                 1.75%+                 1.79%+                 1.75%+
  Net investment income (loss)                   (0.72)%+                 0.54%+               (0.72)%+                 0.65%+
Portfolio turnover                                   88%                   165%                    88%                   165%
Net assets at end of period (000 omitted)         $  364                $   573                 $  640               $    692

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                          $(0.18)               $ (0.13)                $(0.16)              $  (0.07)
     Ratios (to average net assets):
       Expenses##                                  4.47%+                 3.57%+                 3.97%+                 3.07%+
       Net investment loss                       (3.40)%+               (1.32)%+               (2.90)%+               (0.71)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL STRATEGIC GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED           PERIOD ENDED       SIX MONTHS ENDED           PERIOD ENDED
                                         MARCH, 31, 1999    SEPTEMBER 30, 1998*         MARCH 31, 1999    SEPTEMBER 30, 1998*
                                             (UNAUDITED)                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.68                 $10.00                 $ 9.70                 $10.00
                                                  ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                 $(0.01)                $ 0.04                 $(0.02)                $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                2.56                  (0.36)                  2.58                  (0.35)
                                                  ------                 ------                 ------                 ------
      Total from investment operations            $ 2.55                 $(0.32)                $ 2.56                 $(0.30)
                                                  ------                 ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                      $(0.04)                $ --                   $(0.04)                $ --
  From net realized gain on investments and
    foreign currency transactions                  (0.33)                  --                    (0.33)                  --
                                                  ------                 ------                 ------                 ------
      Total distributions declared to
        shareholders                              $(0.37)                $ --                   $(0.37)                $ --
                                                  ------                 ------                 ------                 ------
Net asset value - end of period                   $11.86                 $ 9.68                 $11.89                 $ 9.70
                                                  ======                 ======                 ======                 ======
Total return                                      26.67%++              (3.20)%++               26.72%++              (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.77%+                 1.77%+                 1.76%+                 1.77%+
  Net investment income (loss)                   (0.29)%+                 0.34%+               (0.28)%+                 0.48%+
Portfolio turnover                                   77%                   103%                    77%                   103%
Net assets at end of period (000 omitted)           $124                    $90                   $686                   $876

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                          $(0.21)                $(0.20)                $(0.21)                $(0.13)
     Ratios (to average net assets):
       Expenses##                                  5.66%+                 3.88%+                 5.15%+                 3.38%+
       Net investment loss                       (4.18)%+               (1.79)%+               (3.67)%+               (1.15)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED           PERIOD ENDED       SIX MONTHS ENDED           PERIOD ENDED
                                         MARCH, 31, 1999    SEPTEMBER 30, 1998*         MARCH 31, 1999    SEPTEMBER 30, 1998*
                                             (UNAUDITED)                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $10.46                 $10.00                 $10.47                 $10.00
                                                  ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                 $(0.04)                $ 0.10                 $(0.04)                $ 0.11
  Net realized and unrealized gain  on
    investments and foreign currency                1.98                   0.36                   1.97                   0.36
                                                  ------                 ------                 ------                 ------
      Total from investment operations            $ 1.94                 $ 0.46                 $ 1.93                 $ 0.47
                                                  ------                 ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                      $(0.11)                $ --                   $(0.11)                $ --
  From net realized gain on investments and
    foreign currency transactions                  (0.21)                  --                    (0.21)                  --
                                                  ------                 ------                 ------                 ------
      Total distributions declared to
        shareholders                              $(0.32)                $ --                   $(0.32)                $ --
                                                  ------                 ------                 ------                 ------
Net asset value - end of period                   $12.08                 $10.46                 $12.08                 $10.47
                                                  ======                 ======                 ======                 ======
Total return                                      18.43%++                4.70%++               18.52%++                4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.76%+                 1.77%+                 1.76%+                 1.77%+
  Net investment income (loss)                   (0.68)%+                 0.98%+               (0.66)%+                 1.00%+
Portfolio turnover                                   58%                    71%                    58%                    71%
Net assets at end of period (000 omitted)           $987                 $1,002                   $158                   $112

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.75% of the average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                          $(0.16)                $(0.13)                $(0.13)                $(0.07)
     Ratios (to average net assets):
       Expenses##                                  3.85%+                 3.92%+                 3.35%+                 3.42%+
       Net investment loss                       (2.77)%+               (1.17)%+               (2.25)%+               (0.65)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund (the Funds) are diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets            0.975%
      Average net assets in excess of $500 million        0.925%

The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of these Funds' operating expenses, exclusive of management, and distribution and service fees. Each of these Funds in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Funds amounted to:

      INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
      OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
               FUND                       FUND                    FUND
      ----------------------------------------------------------------
            $11,400                    $18,517                 $11,126

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the six months ended March 31, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the six months ended March 31, 1999, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
  Investments (non-U.S. government securities)                                $1,026,760           $  659,909             $654,981
                                                                              ----------           ----------             --------
Sales
  Investments (non-U.S. government securities)                                $1,224,739           $1,013,014             $841,401
                                                                              ----------           ----------             --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                $1,113,688             $745,887           $1,035,261
                                                                              ----------             --------           ----------
Gross unrealized appreciation                                                 $  107,576             $ 78,523           $  130,529
Gross unrealized depreciation                                                    (76,025)             (29,312)             (42,862)
                                                                              ----------             --------           ----------
    Net unrealized appreciation                                               $   31,551             $ 49,211           $   87,667
                                                                              ==========             ========           ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                         SIX MONTHS ENDED MARCH 31, 1999
                                    -----------------------------------------
                                          INTERNATIONAL         INTERNATIONAL
                                          OPPORTUNITIES      STRATEGIC GROWTH
                                                   FUND                  FUND
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                              64      $  615     1,325   $  14,919
Shares issued to shareholders in
  reinvestment of distributions         159       1,657       320       3,315
Shares reacquired                   (29,168)   (295,763)     (423)     (4,449)
                                    -------   ---------   -------   ---------
    Net increase (decrease)         (28,945)  $(293,491)    1,222   $  13,785
                                    =======   =========   =======   =========

Class A Shares
                                          INTERNATIONAL
                                             VALUE FUND
                                    -------------------
                                     SHARES      AMOUNT
                                    -------------------
Shares sold                             279    $  3,220
Shares issued to shareholders in
  reinvestment of distributions       2,693      30,353
Shares reacquired                   (16,990)   (200,000)
                                    -------   ---------
    Net decrease                              $
                                    (14,018)   (166,427)
                                    =======   =========

Class I Shares

                                         SIX MONTHS ENDED MARCH 31, 1999
                                    -----------------------------------------
                                          INTERNATIONAL         INTERNATIONAL
                                          OPPORTUNITIES      STRATEGIC GROWTH
                                                   FUND                  FUND
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                           5,606   $  60,589     8,566   $  94,808
Shares issued to shareholders in
  reinvestment of distributions         271       2,828     3,241      33,607
Shares reacquired                   (23,398)   (261,447)  (44,443)   (490,197)
                                    -------   ---------   -------   ---------
    Net decrease                    (17,521)  $(198,030)  (32,636)  $(361,782)
                                    =======   =========   =======   =========

Class I Shares
                                          INTERNATIONAL
                                             VALUE FUND
                                    -------------------
                                     SHARES      AMOUNT
                                    -------------------
Shares sold                           2,001   $  22,681
Shares issued to shareholders in
  reinvestment of distributions         330       3,717
                                    -------   ---------
    Net increase                      2,331   $  26,398
                                    =======   =========

Class A Shares

                                         PERIOD ENDED SEPTEMBER 30, 1998*
                                    -----------------------------------------
                                          INTERNATIONAL         INTERNATIONAL
                                          OPPORTUNITIES      STRATEGIC GROWTH
                                                   FUND                  FUND
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                          75,967   $ 780,005    38,708   $ 388,757
Shares reacquired                   (15,161)   (153,975)  (29,426)   (342,377)
                                    -------   ---------   -------   ---------
    Net increase                     60,806   $ 626,030     9,282   $  46,380
                                    =======   =========   =======   =========

Class A Shares
                                          INTERNATIONAL
                                             VALUE FUND
                                    -------------------
                                     SHARES      AMOUNT
                                    -------------------
Shares sold                          96,025   $ 960,810
Shares reacquired                      (270)     (3,059)
                                    -------   ---------
    Net increase                     95,755   $ 957,751
                                    =======   =========

Class I Shares

                                         PERIOD ENDED SEPTEMBER 30, 1998*
                                    -----------------------------------------
                                          INTERNATIONAL         INTERNATIONAL
                                          OPPORTUNITIES      STRATEGIC GROWTH
                                                   FUND                  FUND
                                    -------------------   -------------------
                                     SHARES      AMOUNT    SHARES      AMOUNT
                                    -----------------------------------------
Shares sold                          73,457   $ 764,117    92,832   $ 965,533
Shares reacquired                      --         --       (2,525)    (26,971)
                                    -------   ---------   -------   ---------
    Net increase                     73,457   $ 764,117    90,307   $ 938,562
                                    =======   =========   =======   =========

Class I Shares
                                          INTERNATIONAL
                                             VALUE FUND
                                    -------------------
                                     SHARES      AMOUNT
                                    -------------------
Shares sold                          10,745   $ 110,743
                                    -------   ---------
    Net increase                     10,745   $ 110,743
                                    =======   =========

* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the six months ended March 31, 1999, were as follows:

              INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
              OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
                       FUND                       FUND                    FUND
       -----------------------------------------------------------------------
                         $5                         $4                      $4

(7) Restricted Security
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1999, the International Opportunities Fund owned the following restricted security which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

                                               DATE OF                                                            % OF
DESCRIPTION                                ACQUISITION           SHARE            COST           VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Hong Leong Finance                            10/13/97           5,000          $8,002          $8,169           0.81%


                       --------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERNATIONAL OPPORTUNITIES FUND

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

MFS(R) INTERNATIONAL VALUE FUND

[LOGO] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)



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Boston, MA 02116-3741




(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                INCA-3 5/99 2M